SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 14, 2003


                              HEALTHeUNIVERSE, INC.
             (Exact name of registrant as specified in its charter)

                               REXADON CORPORATION
                                  (Former name)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-27009                                                  33-0619520
(Commission File Number)                    (IRS Employer Identification No.)


 1171 West San Bernardino Road, Suite F, Covina California  91722
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (626) 967-4660

CIK Number 0001092789

Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On February 14, 2003, Rexadon Corporation (the "Registrant") acquired HealtheUniverse, Inc., a California corporation ("HealtheUniverse") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated February 14, 2003.

              The Registrant acquired all of the outstanding shares of Common Stock of HealtheUniverse, in exchange for 7,000,000 shares of the Registrant's Common Stock (all numbers give effect to a 3 for one forward stock split). As a result, there are 10,000,000 shares outstanding.

              Pursuant to the Agreement, the officer and director of the Registrant resigned and was replaced by the officers and directors set forth in the table below. The name of the Registrant was changed to HealtheUniverse, Inc.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows. Unless otherwise noted below, HealtheUniverse believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

                                                                           Percentage
    Name and Address                           Common Stock                Percentage

Vipul R. Dev(1)                                  2,600,000                     26%                     26%
CEO

Thomas Raack(1)                                  2,600,000                     26%                     26%
COO
Sandip Shah(1) (2)                               2,600,000                     26%                     26%
CFO
Kiran Shah(1)(2)                                 2.600,000                    26%                      26%
                                                                                 -

Jehu Hand(3)                                     2,400,000                     24%                     13%
24351 Pasto Road, Suite B
Dana Point, California 92629

All officers and directors

                                                        2




  as a group (3 persons)                        10,200,000                     78%                     78%

(1) The address of this person is c/o the Company. (2) Sandip and Kiran are husband and wife but each holds 1,300,000 as sole and separate property and they disclaim beneficial interest in the shares held by the other. (3)Includes 2,400,000 shares held by a family limited partnership which Mr. Hand controls.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements are filed herewith. No pro forma financial information is included because the results of operations and balance sheet of Registrant prior to the acquisition, as a blank check company, are not relevant to the future financial statements of the Registrant.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization dated February 14, 2003 between the Registrant and HealtheUniverse, Inc.
                         3.      Certificate of Incorporation and Bylaws

                                 3.3      Amendment to Certificate of Incorpora-
                                        tion.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2003                              HEALTHeUNIVERSE, INC.



                                                       By: /s/ Vipul Dev
                                                       Vipul Dev
                                       CEO




                                               HEALTHeUNIVERSE, INC.
                                           (A Development Stage Company)
                                                       Index


                                                                                             Page


Independent Auditors' Report                                                                  F-2


Consolidated Balance Sheet                                                                    F-3


Consolidated Statement of Operations                                                          F-4


Consolidated Statement of Stockholders' Equity                                                F-5


Consolidated Statement of Income                                                              F-6


Notes to Consolidated Financial Statements                                                    F-7


































                                           INDEPENDENT AUDITORS' REPORT






To the Board of Directors of
HEALTHeUNIVERSE, Inc.


We have audited the accompanying consolidated balance sheet of HEALTHeUNIVERSE, Inc. (a development stage company) as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity (deficit) and income for the years ended December 31, 2002 and 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of HEALTHeUNIVERSE, Inc., (a development stage company) as of December 31, 2002 and the results of their operations and their income for the years ended December 31, 2002 and 2001 are in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.



AARON P. SHARMA & ASSOCIATES, INC.


Covina, CA
January 21, 2003





                                             HEALTHeUNIVERSE INC.
                                         (A Development Stage Company)

                                                 Balance Sheet
                                                     December 31, 2002



Assets

Current Assets:
Cash                                                                      $2,280
Inventory                                                                 14,000
Stock Sales                                                                5,000
Stock Sales                                                                5,000
TOTAL CURRENT ASSETS                                                      26,280

Fixed Assets:
      Equipment, less accumulated depreciation of $217                       212
      Organization Costs less accumulated amortization of $614             1,401

      TOTAL FIXED ASSETS                                                   1,642
      TOTAL ASSETS                                                       $27,922

                  Liabilities and Stockholders' Deficit

Current Liabilities:
      Loan from Officer                                                  $27,403
            TOTAL LIABILITIES                                            $27,403

Stockholders' deficit:
Common stock; $.05 value; 500,000 shares
Authorized; 300,000 shares issued and
outstanding                                                               15,000

Retained Earnings                                                          7,756
Deficit accumulated during the
development stage                                                        (14,292)
      Paid in Capital                                                        519
            TOTAL LIABILITIES AND SHAREHOLDERS DEFICIT                   $27,922






                                             HEALTHeUNIVERSE INC.
                                         (A Development Stage Company)
                                     Consolidated Statement of Operations

                                             December 2002 - 2001

                                                                                        Cumulative
                                                        Years Ended December 31,        Amounts Since

                                                2002               2001Inception

Revenue                                      $            3,577      $    7,979         $       11,556

Costs and expenses
Cost Of Sales                                             6,388            8,997                 15,385
Operating Expense                                         3,913            6,550                 10,463

Loss before income taxes:                          $    (6,724)      $   (7,756)          $    (14,292)

Income tax benefit:                                           -           -  -

Net loss:                                          $    (6,724)      $   (7,756)          $    (14,292)

Loss per share - basic and diluted:                $      (.03)      $     (.07)

Weighted average common shares :
  basic and diluted                                     300,000          100,000




                                                HEALTHeUNIVERSE
                                         (A Development Stage Company)



                            Consolidated Statement of Stockholders (Deficit) Equity
                          May 31, 2001 (Date of Inception) Through December 31, 2002




                                                                              Deficit
                                                                              Accumu-
                                                           Additional        lated During
                             Preferred Stock   Common Stock  Paid in        Developmental
                                                             Capital          Stage
                              Shares Amount    Shares Amount                                    Total

Balance, May 31, 2001             -   $         -      $-     $       -      $      -       $      -

Shares issued for cash
  ($.05 per share)                             100,000   5,000                                 5,000

Net loss                                                                      (7,756)         (7,756)

Balance, December 31, 2001                     100,000   5,000                (7,756)         (7,756)

Shares issued for cash
   ($.05 per share)                            200,000  10,000                                10,000

Net loss                                                                      (6,724)         (6,724)

Balance, December 31, 2002                     300,000  15,000                (6,724)         (6,724)


                                             HEALTHeUNIVERSE, INC.
                                         (A Development Stage Company)
                                              Notes to Financials
                                    Years Ended December 31, 2002 and 2001



1.     Summary of Organization

       Organization
       The Company was organized under the laws of the state of California on May 31, 2001 (date of inception). The Company has not commenced planned principal operations and purposes to provides consulting services in the health care industry. Further, the Company is considered a development stage company as defined in SFAS No. 7. Its principal activities since inception have consisted of the offer and sale of common stock and the purchase and sale of commercial items, financed by the founding officers.. The Company intends to engage in healthcare consulting business. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

       Principles of Consolidation
       The consolidated financial statements include the accounts of the Company

       Cash and Cash Equivalents
       Cash equivalents are generally comprised of certain highly liquid investments with maturities of less than three months.

       Use of Estimates in the Preparation of Financial Statements
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Going Concern
       The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. There are uncertainties that raise substantial doubt about the ability of the Company to continue as a going concern. As shown in the consolidated statement of operations, the Company has had no revenues, and reported net losses in all periods since inception.

       The Company intends to fund start-up costs during the next twelve months with capital contributions from related parties and proceeds from the sale of equity securities, however, such related parties are not obligated under any agreement to contribute such funds, and there is no guarantee that the Company will be successful in raising equity capital through its offering of common stock.

       The Company's ability to continue as a going concern is dependent upon management's ability to secure additional debt or equity financing. There is also no guarantee that, if successful, such financing will be sufficient to fund necessary start up costs and sustain operations upon commencement of such operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

3.   Income Taxes

     The Company has net operating loss carry-forwards of approximately $14,292 which begins to expire in the year 2010. The amount of net operating loss carry-forward that can be used in any one year will be limited by significant changes. No tax benefit has been reported in the financial statements, because the Company believes it is more likely than not that the deferred tax asset will not be realized. The tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

4.   Related Party
     At December 31, 2002, the Company owed the Company's Chief Financial Officer $21,366. The advance is unsecured, non-interest bearing and has no specific repayment terms.

5.   Recent Amendments
     In July 2001, Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets" were issued. SFAS 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets. It requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. SFAS 142 is required to be applied for fiscal years beginning after December 15, 2001. The Company will assess how the adoption of SFAS 141 will effect the recording of any future acquisitions.

     The Financial Accounting Standards Board (FASB) recently issued FASB Statement No. 143, Accounting for Asset Retirement Obligations. This
     Statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of leases. This Statement amends SFAS 19. The effective date for this Statement is June 15, 2002. Management does not believe the adoption of Statement 143 will have a material effect on its financial statements.

     The Financial Accounting Standards Board (FASB) recently issued FASB No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The new guidance resolves significant implementation issues related to FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. Statement 144 is effective for fiscal years beginning after December 15, 2001. Management does not believe the adoption of Statement 144 will have a material effect on its financial statement.